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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                 ______________

                                    FORM 8-K
                                 ______________

                                 Current Report
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                Date of earliest event reported: January 10, 2002


                                 MediaBin, INC.
               (Exact Name of Registrant as Specified in Charter)

             Georgia                      0-24087               58-1741516
 (State or Other Jurisdiction        (Commission File        (I.R.S. Employer
         of Incorporation)                 Number)        Identification Number)


                               3524 Piedmont Road
                        Seven Piedmont Center, Suite 600
                           Atlanta, Georgia 30305-1530
          (Address, Including Zip Code, of Principal Executive Offices)

                                 (404) 264-8000
              (Registrant's Telephone Number, Including Area Code)


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Item 5. Other Events.
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        One of the Registrant's directors, Dr. Alan Sloan, resigned from the
Registrant's Board of Directors, effective January 10, 2002, for personal reasons and not as a result of any disagreement with the Registrant on any matter relating to the Registrant's operations, policies or practices.

Item 7. Financial Statements and Exhibits.
------------------------------------------

  (a)   Financial statements.

        Not applicable.

  (b)   Pro forma financial information.

        Not applicable.

  (c)   Exhibits.

        None.


                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                             MediaBin, Inc.


                                             By: /s/ Haines Hargrett
                                                 -------------------------------
                                                 Haines H. Hargrett, Chief
                                                 Financial Officer

Dated: January 24, 2002

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